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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        Commission File Number:
           February 27, 2001                                     0-27441



                       XM SATELLITE RADIO HOLDINGS INC.
            (Exact name of registrant as specified in its charter)



              Delaware                                          54-1878819
      (State or other jurisdiction                           (IRS Employer
            of incorporation)                            Identification Number)



                          1500 Eckington Place, N.E.
                            Washington, D.C. 20002
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                (202) 380-4000



         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On March 1, 2001, XM Satellite Radio Holdings, Inc. (the "Company") filed a Prospectus Supplement with the Securities and Exchange Commission (the "Commission") in connection with its proposed underwritten public offering of up to $125,000,000 of its 7.75% subordinated convertible notes due 2006 (the "Notes"). The underwriters have been granted an option to purchase up to an additional $18,750,000 in Notes to cover over-allotments, if any. The Prospectus Supplement for the proposed offering of Notes was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Securities Act"), as part of the Company's universal shelf registration statement on Form S-3 (Reg. No. 333-47570) originally filed with the Commission on October 6, 2000, as amended by Amendment No. 1 thereto filed with the Commission on October 25, 2000 (the "Registration Statement"). The Company estimates that it will receive approximately $120.7 million in net proceeds from the sale of the Notes, and $138.9 assuming full exercise of the underwriters' overallotment option, after deducting underwriting discounts and commissions and the estimated expenses of the Notes offering.

     Also, on March 1, 2000, the Company filed a Prospectus Supplement with the Commission in connection with its proposed underwritten public offering of up to and 7,500,000 shares of its Class A common stock, par value $.01 per share (the "Shares"). The underwriters have been granted an option to purchase up to an additional 1,125,000 Shares to cover over-allotments, if any. The Prospectus Supplement for the proposed offering of Shares was filed pursuant to Rule 424(b)(5) under the Securities Act, as part of the Company's Registration Statement. The Company estimates that it will receive approximately $71.9 million in net proceeds from the sale of the Shares, and $82.7 million assuming full exercise of the underwriters' overallotment option, after deducting underwriting discounts and commissions and the estimated expenses of the Shares offering.

     Copies of the: (i) Underwriting Agreement dated February 28, 2001 related to the offering of the Notes, among the Company and the underwriters named in
Schedule I thereto; (ii) Underwriting Agreement dated February 28, 2001 related to the offering of the Shares, among the Company and the underwriters named in
Schedule I thereto; and (iii) Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, dated February 28, 2001, of United States Trust Company of New York, designated to act as Trustee are enclosed as Exhibits 1.1, 1.2 and 25.1, respectively to this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

    1.1 Underwriting Agreement dated February 28, 2001 related to the offering of the Notes among the Company and the Underwriters named in Schedule I thereto.

    1.2 Underwriting Agreement dated February 28, 2001 related to the offering of the Shares among the Company and the Underwriters named in Schedule I thereto.

    5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes to be issued under the registration statement on Form S-3 (Reg. No. 333-47570).

    5.2 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares to be issued under the registration statement on Form S-3 (Reg. No. 333-47570).

    8.1 Tax Opinion of Hogan & Hartson L.L.P. related to the offering of the Notes.

    25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, dated February 28, 2001, of United States Trust Company of New York, designated to act as Trustee.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    XM SATELLITE RADIO HOLDINGS INC.


Date:  March 1, 2001           By: /s/ Joseph M. Titlebaum
                                   -----------------------------------------
                                   Joseph M. Titlebaum
                                   Senior Vice President, General Counsel and
                                    Secretary
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                                 EXHIBIT INDEX

    The following exhibits are either provided with this Form 8-K or are incorporated herein by reference:


Exhibit No.        Description
-----------        -----------

1.1 Underwriting Agreement dated February 28, 2001 relating to the offering of the Notes among the Company and the Underwriters named in Schedule I thereto.

1.2 Underwriting Agreement dated February 28, 2001 relating to the offering of the Shares among the Company and the Underwriters named in Schedule I thereto.

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes.

5.2 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares.

8.1 Tax Opinion of Hogan & Hartson L.L.P. related to the offering of the Notes.

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, dated February 28, 2001, of United States Trust Company of New York, designated to act as Trustee.